Exhibit 99.1

June 22, 2007

United States Securities
And Exchange Commission
Washington, D.C. 20549

RE: George Foreman Enterprises, Inc.
       Commission File Number: 000-26585

To Whom It May Concern:

In reference to Form 8-K (the “Filed 8-K”) filed by the above named registrant on June 20, 2007, which was provided to us prior to its filing, we are providing this letter. We confirm that we agree with the statements made by the registrant in Item 4.01 (b) of the Filed 8-K, and subsequently amended Form 8-K/A which includes our letter of agreement herein.

PARENTE RANDOLPH, LLC

/S/ M. SUSAN RISH
M. Susan Rish, CPA